UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):             OCTOBER 19, 2006
                                                   -----------------------------


                                METAMORPHIX, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                                              52-1923417
          --------                      000-51294               ----------
(STATE OR OTHER JURISDICTION           (COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)                 FILE NUMBER)          IDENTIFICATION NO.)


         8000 VIRGINIA MANOR ROAD SUITE 140, BELTSVILLE, MARYLAND, 20705
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

Registrant's telephone number, including area code      (301) 617-9080
                                                   -----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02(B) - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 13, 2006, William (Bill) Buckner, a member of the Board of Directors ("Board") of Metamorphix, Inc. ("Metamorphix" or the "Company") since September 2003 and Corporate Vice-President of Cargill, Inc. ("Cargill"), informed the Company that he would resign from the Board effective immediately. Mr. Buckner's resignation was in order to avoid any potential perception of a conflict of interest between the Company and Cargill as the companies continue to move forward in their negotiations regarding the commercialization of the Company's genomics technology. While the members of the Board are personally saddened by this departure, they accept his decision and extend their thanks to Mr. Buckner for his diligence and insightfulness during his tenure.


SECTION 8 - OTHER EVENTS


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              METAMORPHIX, INC.


Date: October 19, 2006        By:  /s/ EDWIN C. QUATTLEBAUM
                                   ---------------------------------------------
                                       Edwin C. Quattlebaum, President and Chief
                                       Executive Officer